Exhibit 10.1

EXECUTION VERSION

INCREMENTAL AMENDMENT NO. 2 AND LIMITED WAIVER, dated as of April 17, 2015 (this “Amendment”), to the SENIOR SECURED CREDIT AGREEMENT dated as of December 19, 2013 (as amended by Incremental Amendment No. 1, dated as of June 10, 2014, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among POLYMER GROUP, INC., a Delaware corporation (the “Borrower”), SCORPIO ACQUISITION CORPORATION, a Delaware corporation (“Holdings”), CITICORP NORTH AMERICA, INC., as administrative agent (the “Administrative Agent”), the other agents listed therein and each lender from time to time party thereto (collectively, the “Lenders”).

WHEREAS, the Borrower has hereby notified the Administrative Agent, that it is requesting the establishment of an additional tranche of term loans pursuant to Section 2.14 of the Credit Agreement;

WHEREAS, pursuant to Section 2.14(a) of the Credit Agreement, the Borrower may obtain Incremental Commitments in respect of a Loan Increase by, among other things, entering into one or more Incremental Amendments in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, the Borrower has requested that (a) the Person set forth on Schedule I hereto (together with any successor or permitted assigns, each an “Amendment No. 2 Incremental Lender”) make Incremental Loans to the Borrower on the Amendment No. 2 Effective Date (as defined below) in the aggregate principal amount of $283,000,000 (the “Amendment No. 2 Incremental Loans”), the proceeds of which will be used by the Borrower (i) to acquire (the “Acquisition”) 100% of the outstanding shares of capital stock of Dounor SAS, a French societe par actions simplifiee (the “Target”) pursuant to an agreement of sale and purchase entered into in connection therewith on March 25, 2015 (the “Acquisition Agreement”), (ii) to redeem $200,000,000 in aggregate principal amount of the Borrower’s outstanding Senior Secured Notes (the “Redemption”), (iii) to pay the costs and expenses of the transactions described in this paragraph, including any redemption premiums and accrued interest required to effect the Redemption pursuant to the Senior Secured Notes Indenture (together with the transactions related thereto, collectively, the “Transactions”) and (iv) for general corporate purposes and (b) after giving effect to the funding of the Amendment No. 2 Incremental Loans, the Credit Agreement be amended as set forth herein;

WHEREAS, on the terms and conditions set forth herein, each Amendment No. 2 Incremental Lender is willing to make the Amendment No. 2 Incremental Loans to the Borrower on the Amendment No. 2 Effective Date;

WHEREAS, Jefferies Finance LLC and Blackstone Advisory Partners L.P. (collectively, the “Lead Arrangers”) will act as joint lead arrangers and joint bookrunners for the Amendment No. 2 Incremental Loans;

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Required Lenders, with the acknowledgement of the Administrative Agent, may waive provisions of the Credit Agreement for certain purposes and the Loan Parties desire for the Required Lenders to consent to the Limited Waivers (as defined below); and

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Required Lenders and the Loan Parties, with the acknowledgement of the Administrative Agent, may amend certain provisions of the Credit Agreement and the Loan Parties and Required Lenders desire to amend the Credit Agreement as set forth in Section 4 below.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as amended by this Amendment). The provisions of Section 1.02 of the Credit Agreement are hereby incorporated reference herein, mutatis mutandis.

SECTION 2. Amendment No. 2 Incremental Loans.

(a) Subject to the terms and conditions set forth herein, each Amendment No. 2 Incremental Lender agrees to make Amendment No. 2 Incremental Loans to the Borrower on the Amendment No. 2 Effective Date in the amount set forth opposite such Amendment No. 2 Incremental Lender’s name on Schedule I hereto (the “Amendment No. 2 Incremental Commitments”) after which such commitment shall terminate immediately and without further action on the Amendment No. 2 Effective Date. The aggregate amount of the Amendment No. 2 Incremental Commitments on the Amendment No. 2 Effective Date is $283,000,000.

(b) This Amendment constitutes an “Incremental Amendment” with respect to the establishment of the Amendment No. 2 Incremental Commitments as “Incremental Commitments” and the Amendment No. 2 Incremental Loans as “Incremental Loans”. The Amendment No. 2 Incremental Loans constitute “Incremental Loans” incurred in accordance with Section 2.14(d)(v)(C) of the Credit Agreement. For the avoidance of doubt, the Amendment No. 2 Incremental Loans constitute a single “Class” and a “Facility” and shall be treated as the same Class and Facility as the Initial Loans and the Amendment No. 1 Incremental Loans and shall have the same terms and be assigned the same CUSIP as the Initial Loans and the Amendment No. 1 Incremental Loans. Pursuant to Section 2.14(b) of the Credit Agreement, the Amendment No. 2 Incremental Loans shall be Loans for all purposes under the Credit Agreement and each other Loan Document and shall have terms identical to the Initial Loans and the Amendment No. 1 Incremental Loans outstanding under the Credit Agreement immediately prior to the date hereof (the “Existing Loans” and, together with the Amendment No. 2 Incremental Loans, the “Loans”), which shall include among other things the following terms:

(i) Maturity Date. The Amendment No. 2 Incremental Loans will mature on the Maturity Date.

(ii) Amortization. Section 2.07 of the Credit Agreement shall be deemed amended to reflect that the Borrower shall repay to the Administrative Agent for the ratable account of each Amendment No. 2 Incremental Lender (x) on the last Business Day of each March, June, September and December, commencing with the last Business Day of June 2015, an aggregate principal amount equal to 0.25316455696% of the aggregate principal amount of all Amendment No. 2 Incremental Loans on the Amendment No. 2 Effective Date and (y) on the Maturity Date for the Amendment No. 2 Incremental Loans, the aggregate principal amount of all Amendment No. 2 Incremental Loans outstanding on such date; provided that payments required by clause (x) above shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 of the Credit Agreement. For the avoidance of doubt, as of the Amendment No. 2 Effective Date, the quarterly amortization payment to be shared by all Lenders in respect of Existing Loans and Amendment No. 2 Incremental Loans shall be in the aggregate amount of $2,401,752.33 (representing $1,685,296.63 in respect of the Existing Loans and $716,455.70 in respect of the Amendment No. 2 Incremental Loans) subject to reduction as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 of the Credit Agreement.

The Administrative Agent is hereby authorized to make adjustments to the amount of amortization payments applicable to Amendment No. 2 Incremental Loans in order to retain the fungibility of such loans with the Existing Loans as contemplated hereby.

(iii) Initial Interest Rates and Interest Periods. The Amendment No. 2 Incremental Loans shall bear interest as provided for in the Credit Agreement in respect of Initial Loans. The Borrower and each Amendment No. 2 Incremental Lenders hereby agree that all Amendment No. 2 Incremental Loans incurred pursuant to this Amendment will be allocated ratably to each outstanding borrowing of Loans that are Eurocurrency Rate Loans or Base Rate Loans under the Credit Agreement for purposes of determining the initial interest rate thereon and Interest Period therefor.

(iv) Credit Agreement Governs. The Amendment No. 2 Incremental Loans shall have identical terms as the Initial Loans and Initial Loan Commitments (including, without limitation, for purposes of (i) the defined terms Applicable Rate, Base Rate, Eurocurrency Rate, Maturity Date, Pro Rata Share, Repricing Transaction and Required Lenders and (ii) Sections 2.05(a)(iv) (as amended herein), 3.04(b), 3.07, the introductory sentence to Article VI, Section 8.02(i), 10.04(f) and 10.06(b)) of the Credit Agreement and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents, and each reference to a “Loan” or “Loans” in the Credit Agreement shall be deemed to include the Amendment No. 2 Incremental Loans and other related terms will have correlative meanings mutatis mutandis.

(v) Repricing Transaction. For the benefit of all the Lenders, Section 2.05(a)(iv) of the Credit Agreement is hereby amended by replacing each instance of “Amendment No. 1 Effective Date” with “Amendment No. 2 Effective Date”.

(c) The proceeds of the Amendment No. 2 Incremental Loans shall be used by the Borrower solely to (i) pay consideration for the Acquisition, (ii) irrevocably deposit funds with the trustee for the Senior Secured Notes, as paying agent for the Redemption, in an amount necessary to effect the Redemption, including in respect of any redemption premiums and accrued interest payable on the Senior Secured Notes to be redeemed in the Redemption, (iii) pay the costs and expenses related to Transactions and (iv) to the extent any proceeds of the Amendment No. 2 Incremental Loans remain after such proceeds have been applied to the uses set forth in clauses (i) through (iii) of this Section 2(c), for general corporate purposes. The Borrower shall not and shall not permit any of its Restricted Subsidiaries to use the proceeds of the Amendment No. 2 Incremental Loans, whether directly or indirectly, (x) in violation of Section 5.13(a) of the Credit Agreement or (y) for purposes other than those listed in the first sentence of this Section 2(c).

SECTION 3. Limited Waiver. Effective as of the Amendment No. 2 Effective Date, and subject to the conditions set forth in Section 3(c) below, the Required Lenders hereby agree to the following limited waivers with respect to the Credit Agreement:

(a) Solely with respect to the Borrower’s incurrence of the Amendment No. 2 Incremental Loans on the Amendment No. 2 Effective Date, in lieu of the Senior Secured Leverage Ratio test not exceeding 4.50:1.00 set forth in Section 2.14(d)(v)(C) of the Credit Agreement, the incurrence of the Amendment No. 2 Incremental Loans shall be tested on the basis of a Senior Secured Net Leverage Ratio test not exceeding 4.50:1.00; provided that the cash and Cash Equivalents permitted to be netted pursuant to the definition of Senior Secured Net Leverage Ratio shall not include any proceeds of the Amendment No. 2 Incremental Loans.

(b) Solely with respect to the Borrower’s incurrence of the Amendment No. 2 Incremental Loans on the Amendment No. 2 Effective Date, for purposes of the Senior Secured Leverage Ratio test not exceeding 4.50:1.00 set forth in Section 2.14(d)(v)(C) of the Credit Agreement, as waived above to be converted into a Senior Secured Net Leverage Ratio test, the Senior Secured Notes to be redeemed in the Redemption shall be deemed to not be outstanding.

(c) The limited waivers set forth in Sections 3(a) and (b) above (together, the “Limited Waivers”) will be revoked and no longer be effective if the Redemption does not occur in accordance with the terms of the Borrower’s Notice of Conditional Partial Redemption dated as of April 8, 2015 (such Notice of Conditional Partial Redemption, in the form and substance as delivered to the trustee for the Senior Secured Notes on the date thereof, the “Notice”). The Limited Waivers shall become effective immediately prior to the amendments set forth in Section 2 above and shall not be deemed to constitute a waiver of any other provision of the Credit Agreement or any future application of Section 2.14(d)(v)(C) of the Credit Agreement.

SECTION 4. Amendments. Effective as of the Amendment No. 2 Effective Date, the Required Lenders hereby agree to the following amendments to the Credit Agreement:

(a) The first sentence of the definition of “Base Rate” is hereby replaced in its entirety with the following:

““Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1%, (b) the Prime Rate in effect for such day and (c) the Eurocurrency Rate for a one-month Interest Period plus 1.00%; provided that for the avoidance of doubt, the Eurocurrency Rate for any day shall be based on the rate determined on such day at approximately 11:00 a.m. (London time) by reference to ICE LIBOR, as published by Reuters (or such other commercially available source providing quotations of ICE LIBOR as may be designated by the Administrative Agent from time to time) on such day; it being understood that, for the avoidance of doubt, solely with respect to the Initial Loans, the Base Rate shall be deemed to be not less than 2.00 % per annum.”

(b) The definition of “Eurocurrency Rate” is hereby replaced in its entirety as with the following:

“Eurocurrency Rate” means, for any Interest Period with respect to any Eurocurrency Rate Loan, the rate per annum determined by the Administrative Agent, at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period by reference to the ICE Benchmark Administration Limited (or such Person that takes over the administration of such rate) LIBOR rate (“ICE LIBOR”), as published by Reuters (or such other commercially available source providing quotations of ICE LIBOR as may be designated by the Administrative Agent from time to time), for deposits in Dollars for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provision of this definition, the “Eurocurrency Rate” for such period shall be the Interpolated Rate; provided that, solely with respect to the Initial Loans, the Eurocurrency Rate shall be deemed to not be less than 1.00% per annum.

(c) The following definitions are hereby added to the Credit Agreement:

“ICE LIBOR” has the meaning specified in the definition of “Eurocurrency Rate.”

““Interpolated Rate” shall mean, at any time, for any Interest Period for which ICE LIBOR shall not be available at the applicable time (each, an “Impacted Interest Period”), the rate per annum (rounded to the same number of decimal places as the applicable ICE LIBOR) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the applicable ICE LIBOR (for the longest period for which the applicable ICE LIBOR is available) that is shorter than the Impacted Interest Period and (b) the applicable ICE LIBOR for the shortest period (for which such ICE LIBOR is available) that exceeds the Impacted Interest Period, in each case, for such Interest Period.”

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings, the Borrower and each other Loan Party represent and warrant to each of the Amendment No. 2 Incremental Lenders and the Administrative Agent that at the time of and immediately after giving effect to this Amendment and the Transactions on the Amendment No. 2 Effective Date: (a) each Loan Party and each of its Restricted Subsidiaries is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) the Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent, (c) the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document and the Specified Acquisition Agreement Representations (as defined below) are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties are expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects on such earlier date and (d) no Event of Default has occurred and is continuing or would exist or result from the consummation of the Transactions, including the borrowing of the Amendment No. 2 Incremental Loans or the application of proceeds thereof. “Specified Acquisition Agreement Representations” means such of the representations and warranties relating to the Target in the Acquisition Agreement as are material to the interests of the Lenders, but only to the extent the Borrower or its affiliates have the right to terminate their obligations under the Acquisition Agreement as a result of a breach of such representations and warranties.

SECTION 6. Notices. The parties hereto hereby agree that this Amendment shall constitute the notice with respect to the establishment of Incremental Commitments required pursuant to Section 2.14(a) of the Credit Agreement, and the Administrative Agent and the Amendment No. 2 Incremental Lenders hereby waive compliance with the requirements with respect to the date on which such notice was required to be delivered pursuant thereto.

SECTION 7. Effectiveness. This Amendment and the Limited Waivers shall become effective as of the date (the “Amendment No. 2 Effective Date”) on which each of the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) each Subsidiary Guarantor, (iv) each Amendment No. 2 Incremental Lender, (v) the Administrative Agent and (vi) the Required Lenders;

(b) The Administrative Agent shall have received (i) such customary documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Amendment, the borrowing of the Amendment No. 2 Incremental Loans and the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and (ii) a Solvency

Certificate substantially in the form of Exhibit A hereto attesting to the Solvency of the Borrower and its Restricted Subsidiaries, on a consolidated basis, on the Amendment No. 2 Effective Date after giving effect to the Transactions as if the Transactions were consummated on the Amendment No. 2 Effective Date, from a financial officer of the Borrower;

(c) The Administrative Agent shall have received a customary legal opinion, dated as of the Amendment No. 2 Effective Date and addressed to the Administrative Agent and the Lenders from each of Simpson Thacher & Bartlett LLP, counsel to the Loan Parties, and Nexsen Pruet, LLC, South Carolina counsel to Fiberweb, Inc.;

(d) The Administrative Agent shall have received a Committed Loan Notice with respect to the Amendment No. 2 Incremental Loans setting forth the information specified in Section 2.02 of the Credit Agreement;

(e) Each of the (i) conditions set forth in Section 2.14 of the Credit Agreement shall be satisfied and (ii) the representations and warranties in Section 5 hereof shall be true and correct in all material respects as of the date hereof, and the Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by a Responsible Officer of the Borrower, certifying as to the foregoing clauses (i) and (ii);

(f) The Acquisition shall have been consummated, or shall be consummated on the Amendment No. 2 Effective Date substantially simultaneously with the initial borrowing of the Amendment No. 2 Incremental Loans, in accordance with the terms of the Acquisition Agreement. The Acquisition Agreement as in effect on the date hereof shall not have been amended or waived in any material respect by the Borrower (or its affiliates) in a manner materially adverse to the Lead Arrangers or the Lenders (in their capacity as such) without the consent of the Lead Arrangers (such consent not to be unreasonably withheld, conditioned or delayed); provided that (i) any reduction in purchase price for the Acquisition shall not be deemed to be materially adverse to Lenders so long as the aggregate Amendment No. 2 Incremental Commitments are reduced on a dollar-for-dollar basis by the amount of any such reduction and (ii) any increase in the purchase price for the Acquisition shall not be deemed to be materially adverse to the Lenders so long as such increase is not funded with Indebtedness;

(g) After giving effect to the Transactions, Holdings and its Subsidiaries shall have no outstanding indebtedness other than (a) the loans and other extensions of credit under the ABL Facility, (b) the Senior Secured Notes not redeemed in the Redemption, (c) the Loans under the Credit Agreement (including this Amendment), (d) the Borrower’s 6.875% senior unsecured notes due 2019 and (e) ordinary course short term working capital facilities and ordinary course capital lease, purchase money and equipment financings;

(h) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the Amendment No. 2 Incremental Loans constitute “Additional Parity Debt” under, and as defined in, the Senior Secured Notes Indenture;

(i) Except as provided in Section 9 below, (i) all documents and instruments required to perfect the Collateral Agent’s security interests in the Collateral under the Loan Documents shall have been executed and delivered and, if applicable, be in proper form for filing and (ii) the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a certificate signed by a Responsible Officer of the Borrower certifying that the Security Agreement, the Intercreditor Agreement and the Collateral Agency Agreement shall each be in full force and effect, that the Borrower has taken all actions required by it under the Security Agreement, the Intercreditor Agreement and the Collateral Agency Agreement for the Loan Obligations to constitute “Secured Obligations” under and as defined in the Security Agreement, “Additional Noteholder Lien Debt Obligations” under and as defined in the Intercreditor Agreement, and “Additional Senior Secured Debt” under and as defined in the Collateral Agency Agreement and that the Collateral Agent on behalf of the Senior Credit Parties will have a perfected security interest in the Collateral of the type and priority described in each Collateral Document and no additional actions or filings are required on the Amendment No. 2 Effective Date;

(j) The Administrative Agent shall have received at least three Business Days prior to the Amendment No. 2 Effective Date all documentation and other information required by regulatory authorities with respect to Holdings, the Borrower, the Subsidiary Guarantors and the Target under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act, that has been reasonably requested by the Administrative Agent in writing at least ten Business Days in advance of the Amendment No. 2 Effective Date;

(k) The Administrative Agent and the Lead Arrangers, as applicable, shall have received payment of all fees due and payable on or prior to the Amendment No. 2 Effective Date to the extent invoiced at least three Business Days prior to the Amendment No. 2 Effective Date and reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Loan Document on the Amendment No. 2 Effective Date;

(l) The Administrative Agent shall have received (x) a completed “life-of-loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (and with respect to any Mortgaged Property that is located within a special flood zone (y) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto and (z) evidence of insurance with respect to such Mortgaged Property in form and substance reasonably satisfactory to the Administrative Agent and Collateral Agent); and

(m) Upon or substantially simultaneously with the borrowing of the Amendment No. 2 Incremental Loans, on the Amendment No. 2 Effective Date, the funds necessary to effect the Redemption, including in respect of any redemption premiums and accrued interest payable on the Senior Secured Notes to be redeemed in the Redemption, shall be irrevocably deposited by the Borrower with the trustee for the Senior Secured Notes in its capacity as paying agent for the Redemption in accordance with the terms of the Notice and the applicable provisions of the Senior Secured Notes Indenture.

SECTION 8. Reaffirmation of Guaranty and Security. The Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Collateral Documents continue to be in full force and effect and (b) affirms and confirms its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, including the Amendment No. 2 Incremental Loans.

SECTION 9. Post-Closing Requirements. Within 90 days after the Amendment No. 2 Effective Date (or such later date as the Administrative Agent may agree in its discretion), the Borrower shall, or shall cause the applicable Loan Party to, enter into an amendment to the Mortgages encumbering the Mortgaged Properties, in form reasonably acceptable to the Administrative Agent and Collateral Agent, together, in each case, with opinions of counsel with respect thereto and date-down or modification endorsement, or other title product where such an endorsement is unavailable, to the title policy insuring such Mortgage.

SECTION 10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile transmission or other electronic transmission (i.e. a “pdf” or “tif”) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart hereof. The Administrative Agent may also require that any such documents and signatures delivered by facsimile transmission or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile transmission or other electronic transmission.

SECTION 11. Governing Law; Jurisdiction; Waiver of Jury Trial. The provisions of Sections 10.14 and 10.16 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 12. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 13. Certain Tax Matters. The Borrower and the Administrative Agent shall treat the Amendment No. 2 Incremental Loans as fungible with the Existing Loans for U.S. federal income tax purposes. Solely for purposes of determining withholding taxes imposed by FATCA, from and after the Amendment No. 2 Effective Date, the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement and any Loans (including the Existing Loans) as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 14. No Novation; Effect of this Amendment. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Amendment No. 2 Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in the Security Agreement) securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Holdings or the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each Subsidiary Guarantor further agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendment to the Credit Agreement. This Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. For the avoidance of doubt, the Amendment No. 2 Incremental Lenders shall be Secured Parties (as defined in the Security Agreement) under the Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

POLYMER GROUP, INC.,
as Borrower

By:	/s/ Dennis E. Norman
Name: Dennis E. Norman
Title: Executive Vice President, Chief Financial Officer and Treasurer

SCORPIO ACQUISITION CORPORATION, as Holdings

By:	/s/ Jason Giordano
Name: Jason Giordano
Title: President, Secretary and Treasurer

SUBSIDIARY GUARANTORS:

Chicopee, Inc.
Dominion Textile (USA), L.L.C.
Fabrene, L.L.C.
PGI Europe, Inc.
PGI Polymer, Inc.
Fiberweb Holdings, Inc.
Fiberweb USA Holdings, Inc.
Fiberweb Industrial Textiles Corporation
Fiberweb, Inc.
Old Hickory Steamworks, LLC
Fiberweb Washougal, Inc.

By:	/s/ Dennis E. Norman
Name: Dennis E. Norman
Title: Chief Financial Officer

[Amendment No. 2]

CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By:	/s/ Robert Cohen
Name: Robert Cohen
Title: Authorized Signatory

[Amendment No. 2]

JEFFERIES FINANCE LLC,
as an Amendment No. 2 Incremental Lender

By:	/s/ Brian Buoye
Name: Brian Buoye
Title: Managing Director

[Amendment No. 2]

CITICORP NORTH AMERICA, INC.,

as Administrative Agent

By:	/s/ Robert Cohen
Name: Robert Cohen
Title: Authorized Signatory

[Amendment No. 2]

Cedar Funding II CLO Ltd

as a Lender

BY: AEGON USA Investment Management, LLC

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

By:
Name:
Title:

[Amendment No. 2]

Cedar Funding III CLO, Ltd.

as a Lender

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

By:
Name:
Title:

[Amendment No. 2]

Cedar Funding IV CLO, Ltd.

as a Lender

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

By:
Name:
Title:

[Amendment No. 2]

Cedar Funding Ltd.

as a Lender

By: AEGON USA Investment Management, LLC,

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

By:
Name:
Title:

[Amendment No. 2]

West CLO 2014-1 Ltd.

as a Lender

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: Vice President, Authorized

Signatory

By:
Name:
Title:

[Amendment No. 2]

West CLO 2012-1 Ltd.

as a Lender

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: Vice President, Authorized

Signatory

By:
Name:
Title:

[Amendment No. 2]

West CLO 2013-1 Ltd.

as a Lender

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: Vice President, Analyst

By:
Name:
Title:

[Amendment No. 2]

West CLO 2014-2 Ltd.

as a Lender

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: Vice President, Analyst

By:
Name:
Title:

[Amendment No. 2]

AIMCO CLO, Series 2014-A
as a Lender
(Name of Institution)

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Mark D. Pittman
Name: Mark D. Pittman
Title: Authorized Signatory

[Amendment No. 2]

GGC Finance Partnership, LP

as a Lender

By:	/s/ Rob Stobo
Name: Rob Stobo
Title: Director

[Amendment No. 2]

BEACH POINT LOAN MASTER FUND, L.P., as a Lender

By:	Beach Point Capital Management LP, its Investment Manager,

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Amendment No. 2]

BEACH POINT SCF LOAN LP, as a Lender

By:	Beach Point Capital Management LP, its Investment Manager,

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Amendment No. 2]

Adirondack Park CLO Ltd.

as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Birchwood Park CLO, Ltd.

as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

BJC Health System

as a Lender

BY: GSO Capital Advisors II LLC, As its Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Blackstone / GSO Global Dynamic Credit Funding Ltd

as a Lender

By: Blackstone / GSO Global Dynamic Credit Master Fund, its Sole Shareholder

By: Blackstone / GSO Debt Funds Management Europe Limited, its Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Emerson Park CLO Ltd.

as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Finn Square CLO, Ltd.

as a Lender

BY: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Keuka Park CLO, Ltd.

as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Marine Park CLO Ltd.

as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Pinnacle Park CLO, Ltd

as a Lender

By: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Seneca Park CLO, Ltd.

as a Lender

By: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Sheridan Square CLO, Ltd.

as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Tryon Park CLO Ltd.

as a Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

BNPP IP CLO 2014 – 1 Ltd., as a Lender

By:	/s/ Vanessa Ritter
Name: Vanessa Ritter
Title: Portfolio Manager

[Amendment No. 2]

CIFC Funding 2014-II, Ltd.

as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

CIFC Funding 2014-III, Ltd.

as a Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

CIFC Funding 2014, Ltd.

as a Lender

By: CIFC Asset Management LLC, its Portfolio Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

CIFC Funding 2014-V, Ltd.

as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

CIFC Funding 2015-I, Ltd.

as a Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

CIFC Senior Secured Corporate Loan Master Fund Ltd.

as a Lender

By: CIFC Asset Management LLC, its Adviser

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Local 338 Retirement Fund

as a Lender

BY: CIFC Asset Management LLC, its Investment Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

PLUTUS 2 LOAN FUNDING LLC

as a Lender

By: Citigroup Financial Products Inc.,

By:	/s/ Tina Tran
Name: Tina Tran
Title: Director

By:
Name:
Title:

[Amendment No. 2]

Cent CLO 21 Limited

as a Lender

By: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[Amendment No. 2]

Cent CLO 22 Limited

as a Lender

By: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[Amendment No. 2]

Cent CDO 12 Limited

as a Lender

BY: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[Amendment No. 2]

Cent CDO 14 Limited

as a Lender

BY: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[Amendment No. 2]

Cent CDO 15 Limited

as a Lender

BY: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[Amendment No. 2]

Cent CLO 16, L.P.

as a Lender

BY: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[Amendment No. 2]

Cent CLO 17 Limited

as a Lender

BY: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[Amendment No. 2]

Cent CLO 18 Limited

as a Lender

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[Amendment No. 2]

Cent CLO 20 Limited

as a Lender

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[Amendment No. 2]

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[Amendment No. 2]

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Columbia Variable Portfolio - Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

RiverSource Life Insurance Company

as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[Amendment No. 2]

Cent CLO 19 Limited

as a Lender

By: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

[Amendment No. 2]

Covenant Credit Partners CLO I, Ltd.,
as a Lender

By:	/s/ Andrew Chung
Name: Andrew Chung
Title: MD

[Amendment No. 2]

Covenant Credit Partners CLO II, Ltd., as a Lender

By:	/s/ Andrew Chung
Name: Andrew Chung
Title: MD

[Amendment No. 2]

ATRIUM XI

as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[Amendment No. 2]

COPPERHILL LOAN FUND I, LLC

as a Lender

BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[Amendment No. 2]

Credit Suisse Floating Rate Trust

as a Lender

By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[Amendment No. 2]

MADISON PARK FUNDING XIV, LTD.

as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[Amendment No. 2]

Madison Park Funding XVI, Ltd.

as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[Amendment No. 2]

THE CITY OF NEW YORK GROUP TRUST

as a Lender

BY: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[Amendment No. 2]

THE EATON CORPORATION MASTER RETIREMENT TRUST

as a Lender

BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[Amendment No. 2]

GENERAL BOARD OF PENSION AND HEALTH BENEFITS OF THE UNITED METHODIST CHURCH, INC.

as a Lender

BY: Credit Suisse Asset Management, LLC, the investment adviser for UMC Benefit Board Inc., the trustee and investment manager for

Wespath Investment Management, a division of the General Board of Pension and Health Benefits of the United Methodist Church

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[Amendment No. 2]

HYFI LOAN FUND

as a Lender

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

By:
Name:
Title:

[Amendment No. 2]

Madison Park Funding XIII, Ltd.

as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[Amendment No. 2]

RAYTHEON MASTER PENSION TRUST

as a Lender

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[Amendment No. 2]

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND

as a Lender

By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[Amendment No. 2]

Madison Park Funding XII, Ltd.

as a Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[Amendment No. 2]

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL

as a Lender

By: authority delegated to the New Mexico State Investment Office

By: Credit Suisse Asset Management, LLC, its investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[Amendment No. 2]

CVP Cascade CLO-3 Ltd.

as a Lender

By: CVP CLO Manager, LLC

as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

By:
Name:
Title:

[Amendment No. 2]

Apidos CLO IX

as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

[Amendment No. 2]

APIDOS CLO X

as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

[Amendment No. 2]

APIDOS CLO XI

as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

[Amendment No. 2]

APIDOS CLO XII

as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

[Amendment No. 2]

APIDOS CLO XIV

as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

[Amendment No. 2]

Apidos CLO XIX

as a Lender

BY: Its Collateral Manager, CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

[Amendment No. 2]

APIDOS CLO XV

as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

[Amendment No. 2]

APIDOS CLO XVI

as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

[Amendment No. 2]

APIDOS CLO XVII

as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

[Amendment No. 2]

APIDOS CLO XVIII

as a Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

[Amendment No. 2]

APIDOS CLO XX

as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

[Amendment No. 2]

Brit Insurance (Gibraltar) PCC LIMITED

as a Lender

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

By:
Name:
Title:

[Amendment No. 2]

Valex Signet US Loan Portfolio Inc

as a Lender

By:	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

By:
Name:
Title:

[Amendment No. 2]

Advanced Series Trust - AST FI Pyramis Quantitative Portfolio
by: Pyramis Global Advisors LLC as Investment Manager

as a Lender

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

[Amendment No. 2]

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund

as a Lender

By:	/s/ Jonathan Davis
	Name:	Jonathan Davis
	Title:	VP, Assistant Treasurer

[Amendment No. 2]

Ballyrock CLO 2014-1 LTD

as a Lender

By:	/s/ Eric Mollenhauer
	Name:	Eric Mollenhauer
	Title:	Portfolio Manager

[Amendment No. 2]

Ballyrock CLO 2013-1 LTD

as a Lender

By:	/s/ Eric Mollenhauer
	Name:	Eric Mollenhauer
	Title:	Portfolio Manager

[Amendment No. 2]

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund

as a Lender

By:	/s/ Jonathan Davis
	Name:	Jonathan Davis
	Title:	VP, Assistant Treasurer

[Amendment No. 2]

Fidelity Floating Rate High Income Fund

as a Lender

By:	/s/ Jonathan Davis
	Name:	Jonathan Davis
	Title:	VP, Assistant Treasurer

[Amendment No. 2]

Fidelity Floating Rate High Income Investment Trust

as a Lender

By:	/s/ Jonathan Davis
	Name:	Jonathan Davis
	Title:	VP, Assistant Treasurer

[Amendment No. 2]

Fidelity Qualifying Investor Funds Plc
by: Pyramis Global Advisors LLC as sub advisor

as a Lender

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

[Amendment No. 2]

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund

as a Lender

By:	/s/ Jonathan Davis
	Name:	Jonathan Davis
	Title:	VP, Assistant Treasurer

[Amendment No. 2]

Fidelity Summer Street Trust: Fidelity Series High Income Fund

as a Lender

By:	/s/ Jonathan Davis
	Name:	Jonathan Davis
	Title:	VP, Assistant Treasurer

[Amendment No. 2]

Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 2 as a Lender

By:	/s/ Jonathan Davis
	Name:	Jonathan Davis
	Title:	VP, Assistant Treasurer

[Amendment No. 2]

Pyramis Floating Rate High Income Commingled
Pool by: Pyramis Global Advisors Trust Company
as Trustee as a Lender

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

[Amendment No. 2]

Pyramis Leveraged Loan LP
by: Pyramis Global Advisors LLC as Investment Manager

as a Lender

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

[Amendment No. 2]

Fidelity Summer Street Trust: Fidelity High Income Fund
as a Lender

By:	/s/ Jonathan Davis
	Name:	Jonathan Davis
	Title:	VP, Assistant Treasurer

[Amendment No. 2]

Fidelity Income Fund: Fidelity Total Bond Fund

as a Lender

By:	/s/ Jonathan Davis
	Name:	Jonathan Davis
	Title:	VP, Assistant Treasurer

[Amendment No. 2]

Variable Insurance Products Fund: Floating Rate High Income Portfolio

as a Lender

By:	/s/ Jonathan Davis
	Name:	Jonathan Davis
	Title:	VP, Assistant Treasurer

[Amendment No. 2]

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC as a Lender
(Name of Institution)

By:	/s/ Keith [ ]
	Name:	Keith [ ]
	Title:	Authorised Signatory

If a second signature is necessary

By
Name:
Title:

[Amendment No. 2]

Advanced Series Trust – AST Goldman Sachs Multi-Asset Portfolio
By: Goldman Sachs Asset Management, L.P. solely
as its investment advisor and not as principal, as a Lender
(Name of Institution)

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux) by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

(Name of Institution)

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund
By: Goldman Sachs Asset Management, L.P. as investment advisor and not as principal, as a Lender
(Name of Institution)

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Beazley Furlonge Limited

as a Lender

BY: Beazley Furlonge Limited, as managing agent of Syndicate 2623, acting by Highbridge Principal Strategies, LLC, as attorney-in-fact

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
Title:

[Amendment No. 2]

Highbridge Liquid Loan Opportunities Master Fund, L.P. as a Lender

By: Highbridge Principal Strategies LLC, its Investment Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
Title:

[Amendment No. 2]

Highbridge Loan Management 3-2014 Ltd.

as a Lender

By: Highbridge Principal Strategies LLC, its Investment Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
Title:

[Amendment No. 2]

Highbridge Loan Management 5-2015, Ltd.

as a Lender

By: Highbridge Principal Strategies, LLC, Its Investment Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
Title:

[Amendment No. 2]

Highbridge Loan Management 4-2014, Ltd.

as a Lender

By: Highbridge Principal Strategies, LLC, Its Investment Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
Title:

[Amendment No. 2]

HILDENE CLO I, LTD

as a Lender

BY: Hildene Leveraged Credit, LLC as Collateral Manager

By:	/s/ Jeffrey Byrne
	Name:	Jeffrey Byrne
	Title:	Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

HILDENE CLO II, LTD

as a Lender

By: Hildene Leveraged Credit, LLC as Collateral Manager

By:	/s/ Jeffrey Byrne
	Name:	Jeffrey Byrne
	Title:	Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Hildene CLO III LTD.

as a Lender

By: Hildene Leveraged Credit, LLC as Collateral Manager

By:	/s/ Jeffrey Byrne
	Name:	Jeffrey Byrne
	Title:	Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

ARIZONA STATE. RETIREMENT SYSTEM,
as a Lender
(Name of Institution)

By:	/s/ Luke Jennings
	Name:	LUKE JENNINGS
	Title:	VICE PRESIDENT

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

COMMINGLED PENSION TRUST FUND, (CORPORATE HIGH YIELD) OF JPMORGAN CHASE BANK, N.A,
as a Lender
(Name of Institution)

By:	/s/ Luke Jennings
	Name:	LUKE JENNINGS
	Title:	VICE PRESIDENT

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

IBM 401(K) PLUS PLAN TRUST,
as a Lender
(Name of Institution)

By:	/s/ Luke Jennings
	Name:	LUKE JENNINGS
	Title:	VICE PRESIDENT

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

IBM PERSONAL PENSION PLAN TRUST,
as a Lender
(Name of Institution)

By:	/s/ Luke Jennings
	Name:	LUKE JENNINGS
	Title:	VICE PRESIDENT

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND,
as a Lender
(Name of Institution)

By:	/s/ Luke Jennings
	Name:	LUKE JENNINGS
	Title:	VICE PRESIDENT

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

METROPOLITAN LIFE INSURANCE COMPANY,
as a Lender
(Name of Institution)

By:	/s/ Luke Jennings
	Name:	LUKE JENNINGS
	Title:	VICE PRESIDENT

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

NORTHROP GRUMMAN PENSION MASTER TRUST,
as a Lender
(Name of Institution)

By:	/s/ Luke Jennings
	Name:	LUKE JENNINGS
	Title:	VICE PRESIDENT

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

PUBLIC EMPLOYEES RETIREMENT SYSTEM OF OHIO,
as a Lender
Name of Institution)

By:	/s/ Luke Jennings
	Name:	LUKE JENNINGS
	Title:	VICE PRESIDENT

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

SEI INSTITUTIONAL INVESTMENTS TRUST – HIGH YIELD BOND FUND,
as a Lender
(Name of Institution)

By:	/s/ Luke Jennings
	Name:	LUKE JENNINGS
	Title:	VICE PRESIDENT

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

SEI INSTITUTIONAL MANAGED TRUST – HIGH YIELD BOND FUND,
as a Lender
(Name of Institution)

By:	/s/ Luke Jennings
	Name:	LUKE JENNINGS
	Title:	VICE PRESIDENT

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Liberty Mutual Retirement Plan Master Trust, as Assignee

as a Lender

By: LIBERTY MUTUAL GROUP ASSET MANAGEMENT INC. ACTING FOR AND ON BEHALF OF LIBERTY MUTUAL RETIREMENT PLAN MASTER TRUST

By:	/s/ Henry J. Rauch
	Name:	Henry J. Rauch
	Title:	Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Peerless Insurance Company

as a Lender

By:	/s/ Henry J. Rauch
	Name:	Henry J. Rauch
	Title:	Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Bower Loan Funding 2 LLC

as a Lender

By: Citibank, N.A.,

By:	/s/ Mitesh Bhakta
Name: Mitesh Bhakta
Title: Associate Director

By:
Name:
Title:

[Amendment No. 2]

Metropolitan West Floating Rate Income Fund

as a Lender

BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

[Amendment No. 2]

MidOcean Credit CLO II

as a Lender

By: MidOcean Credit Fund Management LP, as Portfolio Manager

By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

By:
Name:
Title:

[Amendment No. 2]

Venture VIII CDO, Limited

as a Lender

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

By:
Name:
Title:

[Amendment No. 2]

Venture XVIII CLO, Limited

as a Lender

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

By:
Name:
Title:

[Amendment No. 2]

,
as a Lender

REGATTA III FUNDING LTD
By: Napier Park Global Capital (US) LP attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

[Amendment No. 2]

,
as a Lender

REGATTA IV FUNDING LTD
By: Napier Park Global Capital (US) LP attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

[Amendment No. 2]

,
as a Lender

REGATTA V FUNDING LTD
By: Napier Park Global Capital (US) LP attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

[Amendment No. 2]

California Public Employees’ Retirement System,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Kapitalforeningen Industriens Pension Portfolio, High Yield Obligationer III Acct #K2208,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Kapitalforeningen Unipension Invest, High Yield Obligationer V, Acct #243188,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

L-3 Communications Corporation Master Trust,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Louisiana State Employees’ Retirement System,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Montgomery County Employees’ Retirement System,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

NORAM LOAN TRUST,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Nomura Bond and Loan Fund,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Nomura High Yield Fund,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Pinnacol Assurance,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

The Regents of the University of California,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Stichting Pensioenfonds Hiogonens,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Stichting Pensioenfonds TNO,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Alpinum Investment S.A.

as a Lender

Post Advisory Group, LLC not in its individual capacity

but solely as authorized agent for and on behalf of:

By:	/s/ William Matthews
Name: William Matthews
Title: managing director - portfolio manager

By:
Name:
Title:

[Amendment No. 2]

California State Teachers’ Retirement System

as a Lender

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ William Matthews
Name: William Matthews
Title: managing director - portfolio manager

By:
Name:
Title:

[Amendment No. 2]

Post Intermediate Term High Yield Fund

as a Lender

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ William Matthews
Name: William Matthews
Title: managing director - portfolio manager

By:
Name:
Title:

[Amendment No. 2]

Post Intermediate Term High Yield Fund, L.P.

as a Lender

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ William Matthews
Name: William Matthews
Title: managing director - portfolio manager

By:
Name:
Title:

[Amendment No. 2]

Post Senior Loan Master Fund, L.P.

as a Lender

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ William Matthews
Name: William Matthews
Title: managing director - portfolio manager

By:
Name:
Title:

[Amendment No. 2]

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg (486389)

as a Lender

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ William Matthews
Name: William Matthews
Title: managing director - portfolio manager

By:
Name:
Title:

[Amendment No. 2]

WIF - Post Short Duration High Yield Fund

as a Lender

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ William Matthews
Name: William Matthews
Title: managing director - portfolio manager

By:
Name:
Title:

[Amendment No. 2]

Dryden 30 Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Dryden 31 Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Dryden 33 Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Dryden 34 Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Dryden 36 Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Dryden 37 Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Dryden 40 Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Dryden XXII Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Dryden XXIII Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Dryden XXIV Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Dryden XXV Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Dryden XXVI Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Dryden XXVIII Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Pramerica Global Loan Opportunities Limited,
as a Lender
By: Pramerica Investment Management, a trading name of Prudential Investment Management, Inc. as Investment Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Pramerica Loan Opportunities Limited, as a Lender
By: Pramerica Investment Management, a trading name of Prudential Investment Management, Inc. as Investment Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust, as a Lender
By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund, as a Lender
By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Specialized Investment Management SICAV - SIF - Corporate Loan Master Fund, as a Lender
By: Zaisgroup International LLP, as Investment Advisor
By: Pramerica Investment Management Limited, as Portfolio Advisor
By: Pramerica Investment Management (a trading name of Prudential Investment Management, Inc.), as Sub-Advisor

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]

Anthem, Inc.

as a Lender

By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

[Amendment No. 2]

Aon Hewitt Group Trust - High Yield Plus Bond Fund

as a Lender

By: Sankaty Advisors, LLC as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

AVAW Loans Sankaty z.H. Internationale Kapitalanlagegesellschaft mbH

as a Lender

BY: Sankaty Advisors, LLC as Fund Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Avery Point II CLO, Limited

as a Lender

BY: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Avery Point III CLO, Limited

as a Lender

BY: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Avery Point IV CLO, Limited

as a Lender

BY: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Avery Point V CLO, Limited

as a Lender

BY: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Document Control Team

By:
Name:
Title:

[Amendment No. 2]

Blue Cross of California

as a Lender

BY: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Catholic Health Initiatives Master Trust

as a Lender

BY: Sankaty Advisors, LLC as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

CHI Operating Investment Program L.P.

as a Lender

BY: Sankaty Advisors, LLC, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Community Insurance Company

as a Lender

BY: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

FirstEnergy System Master Retirement Trust

as a Lender

By: Sankaty Advisors, LLC as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Future Fund Board of Guardians

as a Lender

BY: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Google Inc.

as a Lender

By: Sankaty Advisors, LLC as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Kaiser Foundation Hospitals

as a Lender

BY: Sankaty Advisors, LLC, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Kaiser Permanente Group Trust

as a Lender

By Sankaty Advisors, LLC, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Los Angeles County Employees Retirement Association

as a Lender

BY: Sankaty Advisors, LLC as Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Qantas Superannuation Plan

as a Lender

BY: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Race Point VI CLO, Limited

as a Lender

By: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Race Point VII CLO, Limited

as a Lender

By: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Race Point VIII CLO, Limited

as a Lender

BY: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Race Point IX CLO, Limited

as a Lender

By: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Document Control Team

By:
Name:
Title:

[Amendment No. 2]

San Francisco City and County Employees’ Retirement System

as a Lender

BY: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Sankaty High Income Partnership, L.P.

as a Lender

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Sankaty Managed Account (PSERS), L.P.

as a Lender

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Sankaty Managed Account (TCCC), L.P.

as a Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Sankaty Rio Grande FMC, L.P.

as a Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Sankaty Senior Loan Fund, L.P.

as a Lender

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Sankaty Senior Loan Fund Public Limited Company

as a Lender

By: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Sankaty Senior Loan Fund (SRI), L.P.

as a Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Sears Holdings Pension Trust

as a Lender

By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Document Control Team

By:
Name:
Title:

[Amendment No. 2]

Sunsuper Pooled Superannuation Trust

as a Lender

By: Sankaty Advisors, LLC, Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Suzuka INKA

as a Lender

By: Sankaty Advisors, LLC, as Fund Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

RBS Pension Trustee Limited as Trustee to The Royal Bank of Scotland Group Pension Fund

as a Lender

BY: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Amendment No. 2]

Baptist Health South Florida, Inc.
By: Seix Investment Advisors LLC, as Advisor

Blue Cross of Idaho Health Service, Inc.
By: Seix Investment Advisors LLC, as Investment Manager

City National Rochdale Funds – Fixed Income Opportunities Fund
By: Seix Investment Advisors LLC, as Subadviser

Mountain View CLO 2013-1 Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO 2014-1 Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

RidgeWorth Funds – Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Subadviser

Seix Multi-Sector Absolute Return Fund L.P.
By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member

as Lenders

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

[Amendment No. 2]

Adams Mill CLO Ltd.,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

AEGIS Electric and Gas International Services Ltd.,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Associated Electric & Gas Insurance Services Limited,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Brookside Mill CLO Ltd.,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Cervantes Portfolio LLC,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Christian Super,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

City of Hartford Municipal Employees Retirement Fund,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Credos Floating Rate Fund L.P.,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner,

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

H.E.S.T. Australia Ltd.,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Highmark Inc,
(SHENKMAN – BANK LOAN ACCOUNT), as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Horizon Blue Cross Blue Shield of New Jersey,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Jackson Mill CLO Ltd.,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Portfolio Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Jefferson Mill CLO, Ltd.,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Kentucky Retirement Systems
(Shenkman – Insurance Fund Account), as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager,

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Kentucky Retirement Systems
(Shenkman – Pension Account), as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager,

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Kentucky Teachers’ Retirement System Insurance Trust Fund, as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager,

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

North Shore – Long Island Jewish Health System, Inc.,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

North Shore University Hospital as sponsor of North Shore – Long Island Jewish Health System Cash Balance Plan,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Providence Health & Services Investment Trust (Bank Loans Portfolio),
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager,

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Shenkman Floating Rate High Income Fund,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Shenkman Short Duration High Income Fund,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Slater Mill Loan Fund, LP,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Sudbury Mill CLO, Ltd.,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Teachers’ Retirement System of the State of Kentucky, as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager,

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Texas PrePaid Higher Education Tuition Board,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Advisor

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

UniSuper,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Virginia College Savings Plan,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Washington Mill CLO Ltd.,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

WM Pool – Fixed Interest Trust No. 7,
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Amendment No. 2]

Figueroa CLO 2013-1, Ltd.
as a Lender

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

[Amendment No. 2]

FIGUEROA CLO 2013-2, LTD
as a Lender

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

[Amendment No. 2]

Figueroa C.LO 2014-1, Ltd.
as a Lender

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

[Amendment No. 2]

Catamaran CLO 2013-1 Ltd.
as a Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Catamaran CLO 2014-1 Ltd.
as a Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Catamaran CLO 2014-2 Ltd.
as a Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

Catamaran CLO 2015-1 Ltd.
as a Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

By:
Name:
Title:

[Amendment No. 2]

ZAIS CLO 1, Limited
as a Lender

By: ZAIS Leveraged Loan Manager, LLC,
its Collateral Manager

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

[Amendment No. 2]

SCHEDULE I

Amendment No. 2 Incremental Loans

Lender Name	Amendment No. 2 Incremental Commitment
Jefferies Finance LLC	$283,000,000

TOTAL	$283,000,000

[Amendment No. 2]

EXHIBIT A

FORM OF

SOLVENCY CERTIFICATE

April [    ], 2015

This Solvency Certificate (this “Certificate”) is delivered pursuant to Incremental Amendment No. 2 and Limited Waiver (the “Amendment”), dated as of the date hereof, to the Senior Secured Credit Agreement, dated as of December 19, 2013, and as amended by Incremental Amendment No. 1, dated as of June 10, 2014, among Scorpio Acquisition Corporation, a Delaware corporation, Polymer Group, Inc., a Delaware corporation (the “Borrower”), Citicorp North America, Inc., as Administrative Agent and each Lender from time to time party thereto. Capitalized terms used but not defined herein have the meanings set forth in the Amendment.

I hereby certify, to the Lenders and the Agents, on behalf of the Borrower and its Restricted Subsidiaries (taken as a whole) that:

1. I am the duly qualified and acting Chief Financial Officer of the Borrower and, in such capacity, a senior financial officer with responsibility for the management of the financial affairs of the Borrower and the preparation of consolidated financial statements of the Borrower and its Subsidiaries. I acted on behalf of the Borrower in connection with the negotiation and execution of the Amendment and each of the other Loan Documents. In connection with the following certifications, I have reviewed the financial statements of the Borrower and its Subsidiaries.

2. I have carefully reviewed the contents of this Certificate, and I have made such investigations and inquiries as I have deemed to be necessary and prudent. I am providing this certificate solely in my capacity as an officer of the Borrower.

3. As of the date hereof and after giving effect to the Transactions, the fair value of the property (for the avoidance of doubt, calculated to include goodwill and other intangibles) of the Borrower and its Restricted Subsidiaries (taken as a whole) is greater than the total amount of liabilities, including contingent liabilities, of the Borrower and its Restricted Subsidiaries (taken as a whole), it being understood that the amount of “contingent liabilities” at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

4. As of the date hereof and after giving effect to the Transactions, the present fair salable value of the assets of the Borrower and its Restricted Subsidiaries (taken as a whole) is not less than the amount that will be required to pay the probable liability of the Borrower and its Restricted Subsidiaries (taken as a whole) on their debts as they become absolute and matured.

5. As of the date hereof and after giving effect to the Transactions, the Borrower and its Restricted Subsidiaries (taken as a whole) do not intend to, and do not believe they will, incur debts or liabilities beyond the ability of the Borrower and its Restricted Subsidiaries (taken as a whole) to pay such debts and liabilities as they mature.

6. As of the date hereof and after giving effect to the Transactions, the Borrower and its Restricted Subsidiaries (taken as a whole) are not engaged in business or a transaction and are not about to engage in business or a transaction for which their property would constitute “an unreasonably small capital.”

[Signature Page Follows]

A-1

I represent the foregoing information is provided according to the best of my knowledge and belief and execute this Certificate as of the date set forth above.

POLYMER GROUP, INC.

By:
Name:	Dennis E. Norman
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature to Solvency Certificate]

A-2